Presentation to Lenders Public Version November 18, 2013

1 Disclaimers  Lumière − In August 2013, our wholly-owned subsidiary entered into an agreement to purchase Lumière Place Casino, HoteLumière, the Four Seasons Hotel St. Louis and related excess land parcels in St. Louis, Missouri (collectively, "Lumière") for $260.0 million in cash, subject to adjustments. That transaction is subject to various conditions, including, among others, regulatory approvals from the Missouri Gaming Commission and the U.S. Federal Trade Commission. Our acquisition of Lumière is expected to close in the first half of 2014, although we can make no assurances that the conditions will be satisfied or that the sale will be consummated in a timely manner, if at all − This presentation includes pro forma information with respect to our pending acquisition of Lumière, including (i) information based on Lumière’s 3/31/13 net revenues and Adjusted EBITDA as disclosed in Pinnacle Entertainment, Inc.’s Lender Presentation dated July 16, 2013, as filed with the Securities and Exchange Commission (“SEC”) on July 16, 2013, and (ii) information based on estimates of projected corporate overhead allocation reductions, prepared by our management in good faith as of the date of this presentation. Adjusted EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (GAAP). See the Appendix for important information regarding our use of non-GAAP financial measures IMPORTANT DISCLAIMERS REGARDING OUR PENDING ACQUISITION OF LUMIÈRE, FORWARD LOOKING STATEMENTS AND OTHER INFORMATION

2 Disclaimers (cont’d)  Forward-Looking Statements − This presentation contains forward-looking statements. Such forward-looking statements include, without limitation, statements regarding the expected synergies and benefits of our pending acquisition of Lumière and its expected effects on our financial results and profile, statements regarding our plans, strategies, beliefs and expectations about future events, anticipated and projected financial performance, capital expenditures, acquisitions and dispositions, business prospects, operating trends, future results, as well as other market, business and property trends, statements regarding any potential refinancing of our credit facilities and the terms, conditions, expected timing and application of the proceeds provided by any such refinancing, statements regarding our competitive landscape and plans for growth, statements regarding potential strategic transactions, capital reinvestment, operational enhancements and cost saving initiatives, and any statements regarding benefits provided by our affiliation with Mr. Carl Icahn or Icahn Enterprises L.P., among other statements. Such forward-looking statements represent our estimates and assumptions only as of the date of this presentation, and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated. Such risks and uncertainties include, without limitation, risks associated with any difficulties, delays, unanticipated costs or other challenges to consummating our pending acquisition of Lumière in a timely manner, if at all, any difficulties, delays, unanticipated costs or other challenges to consummating any such refinancing, in whole or in part, on favorable terms or in a timely manner, if at all, risks relating to the gaming industry, intense competition in the gaming industry from present and emerging competitors and emerging internet online markets, risks relating to extensive regulation, risks relating to maintaining and improving our properties, including risks relating to operating riverboats and dockside facilities, risks relating to the return on investment of our capital expenditures for growth and maintenance, and the additional risk factors described in our filings with the SEC. Unless otherwise indicated, the information included in this presentation is information regarding Tropicana Entertainment Inc. and its consolidated subsidiaries. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise  Other Information − This presentation has been prepared for informational purposes only from information supplied by the Company and from third-party sources indicated herein. Other than with respect to the use of Lumière's name, and the images and specified historical financial measures contained herein relating to Lumière, we have neither sought nor obtained permission to use any third-party source material cited in this presentation. Except as expressly otherwise noted, such third-party information has not been independently verified. The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such information − This presentation also includes Adjusted EBITDA and other financial measures that are non-GAAP financial measures. Reconciliations of our operating income to Adjusted EBITDA, as well as information about certain estimates we use in this presentation, are set forth in the Appendix to, and on Page 27 of, this presentation

Lumière Place Acquisition Historical Financial Performance Transaction Overview 3 Agenda Credit Suisse Tropicana Entertainment Inc.  Tony Rodio President and Chief Executive Officer  Lance Millage Chief Financial Officer Key Credit Highlights Company Overview Syndication Overview Credit Suisse

Transaction Overview

5 Transaction Summary  Tropicana intends to raise a new $315 million Senior Secured Credit Facility to: (i) refinance its existing debt and (ii) partially fund its $260 million acquisition of Lumière Place in St. Louis, Missouri, expected to close in 1H 2014 − $15 million Senior Secured Revolving Credit Facility, undrawn at closing − $300 million Senior Secured Covenant-Lite Term Loan  Pro forma for the transaction, the Company’s total leverage and net leverage will be 2.7x and 1.7x, respectively, based on PF LTM 9/30/13 Adj. EBITDA(1)(2) of $112.5 million Tropicana's ample liquidity and conservative leverage provides for a strong credit profile Aruba (1) Pro forma for Lumière acquisition and discontinued operations of River Palms. (2) Includes Tropicana LTM 9/30/13 Adjusted EBITDA as illustrated in the Appendix, and Lumière Place PF LTM 3/31/13 Adjusted EBITDA as reconciled on Page 27. Stable cash flow − Proven track record of steady EBITDA − High free cash flow conversion Low risk growth strategy − Targeted acquisitions in protected markets − Currently, no planned greenfield or development risk Diversified property base(1) − Eight properties in seven jurisdictions − No property accounts for more than ~34% of PF Adj. EBITDA(1)(2) Strong financial position − One of the lowest pro forma leverage in the gaming industry − Strong liquidity and sponsor support  Tropicana Entertainment Inc. (“Tropicana” or the “Company”) owns and operates regional casino and entertainment properties located throughout the United States and on the island of Aruba

Sources & Uses and Pro Forma Capitalization

TROPICANA ENTERTAINMENT

Sources and Uses

($ in millions)

Sources	Amount	Cum EBITDA multiple[(1)]	% of total
Cash from balance sheet	$137.0	–	31.3%
New $15 million revolver[(2)]	–	–	–
New first lien term loan	300.0	2.7x	68.7%
Total sources	**$437.0**	**2.7x**	**100.0%**

Uses	Amount
Refinance existing first lien term loan	$172.4
Lumiere purchase consideration	260.0
Estimated fees, OID & expenses	4.6
Total uses	**$437.0**

Pro Forma Capitalization

($ in millions)

	As of 9/30/13		
	Actual	Adj.	Pro forma
Capitalization			
Cash	$242.4	($137.0)	$105.4
New revolver[(2)]	–	–	–
New first lien term loan	–	300.0	300.0
Existing first lien term loan	172.4	(172.4)	–
Total debt	**$172.4**	**$127.6**	**$300.0**
LTM 9/30/13 operating statistics			
PF Adj. EBITDA[(1)]	$74.3	$38.3	$112.5
Cash paid for interest[(3)]	12.8	–	12.8
Capex[(3)]	57.4	7.0	64.4
Credit statistics[(1)]			
Total debt / PF Adj. EBITDA	2.3x		2.7x
Net debt / PF Adj. EBITDA	(0.9x)		1.7x
PF Adj. EBITDA / Cash paid for interest	5.8x		8.8x
(PF Adj. EBITDA - Capex) / Cash paid for interest	1.3x		3.8x

- Among the best credit metrics in the gaming sector

(1) Includes Tropicana LTM 9/30/13 Adjusted EBITDA as illustrated in the Appendix, and Lumière Place PF LTM 3/31/13 Adjusted EBITDA as reconciled on Page 27.
(2) Total facility size of $15.0 million, undrawn at close.
(3) Actual amount for LTM 9/30/13 does not include Lumière Place.

6

Corporate Structure


Icahn Enterprises LP
68%
Other investors
32%
Tropicana Entertainment Inc.
Pro forma financing structure
$15 million Revolver (undrawn)
$300 million First Lien Term Loan
Tropicana Atlantic City
Belle of Baton Rouge Casino
Tropicana Laughlin
MontBleu
Tropicana Evansville
Trop Greenville
Tropicana Aruba
Lumière Place
To be acquired by Tropicana; expected closing in 1H 2014

Note: Tropicana's River Palms Casino is classified under discontinued operations.

7

Key Credit Highlights

9 Key Credit Highlights Proven and Experienced Management Team & Strong Sponsor Support Broad Geographic & Asset Diversification Favorable Competitive Tax Status Focused, Low-Risk Strategy Consistent Margin Expansion Low Leverage and Strong Credit Profile 1 2 3 6 4 5

1 Broad Geographic & Asset Diversification

TROPICANA ENTERTAINMENT

Tropicana operates eight properties in seven separate jurisdictions[1]

Property Locations



MONTBLEU
Lake Tahoe, NV
TROPICANA
Laughlin, NV
LUMIÈRE PLACE
St. Louis, MO
TROPICANA
Evansville, IN
TROPICANA
Atlantic City, NJ
TROP
Greenville, MS
BELLE
Baton Rouge, LA
TROPICANA
Noord, Aruba

- Limited concentration risk
  - No single property accounts for more than ~34% of the Company's LTM PF Adj. EBITDA[1][2]
- Limited future competitive threats[4]
- Stable and proven gaming jurisdictions

Revenue Contribution by Property



MontBleu 6.0%
Aruba 1.1%
Belle of Baton Rouge 7.7%
Evansville 16.1%
Trop Greenville 3.4%
Laughlin 7.8%
Lumiere 25.8%
Atlantic City 32.2%

PF LTM 9/30/13 revenue: $740.4 million[1][3]

Adj. EBITDA Contribution by Property



MontBleu 2.2%
Belle of Baton Rouge 5.3%
Aruba (0.8%)
Trop Greenville 7.1%
Evansville 30.8%
Laughlin 13.2%
Atlantic City 8.2%
Lumiere 34.0%

PF LTM 9/30/13 Adj. EBITDA: $112.5 million[1][2]

Tropicana's scale and geographic diversity reduces exposure to any single region

(1) Pro forma for Lumière acquisition and discontinued operations of River Palms.
(2) Includes Tropicana LTM 9/30/13 Adjusted EBITDA as illustrated in the Appendix, and Lumière Place PF LTM 3/31/13 Adjusted EBITDA as reconciled on Page 27.
(3) Includes LTM 3/31/13 net revenue of $190.7 million for Lumière, as disclosed in Pinnacle Entertainment's Lender Presentation dated 7/16/13.
(4) Limited contemplated competitive threats as outlined on Page 18.

10

11 Focused, Low Risk Strategy2 Locals & Regional Gaming Markets Limited Development / Capex Risk Selective Acquisition Strategy Value Brand Market Segmentation Lean Corporate Structure Property-Level Decision Making  Targets locals / drive-in customers; not dependent on long-distance travel  Focus on high margin and predictable slot play  No major capital expenditures expected in the near future  Modest planned property upgrades at selected properties  Tropicana AC has $20 million of CRDA credits to use towards qualified property improvements  Well-established brand with broad mid-market appeal  Value-oriented product offering  Low corporate expense relative to other regional gaming operators  Decentralized approach allows operational decisions to be made by at the property level to maximize effect and timeliness  The Company employs a precision marketing approach with a high level of attention to profitability and margins  Focus on selected acquisitions in stable, protected markets  Highly disciplined, value-focused approach to acquisitions

1.4x 1.6x 1.8x 2.2x 2.2x 8.8x Boyd MTR Isle of Capri Pinnacle Affinity Low Leverage and Strong Credit Profile 12 Tropicana has one of the strongest credit profiles in the gaming sector Key Highlights(1)(2) Leverage PF EBITDA / Interest Expense Source: Public filings and Factset. (1) Pro forma for Lumière acquisition and discontinued operations of River Palms. (2) Includes Tropicana LTM 9/30/13 Adjusted EBITDA as illustrated in the Appendix, and Lumière Place PF LTM 3/31/13 Adjusted EBITDA as reconciled on Page 27 (3) ~$105 million of cash on Tropicana’s balance sheet at closing and $15 million of full availability in the new revolving credit facility. .  Low leverage: Conservative pro forma total and net leverage of 2.7x and 1.7x, respectively  High interest coverage: One of the highest pro forma interest coverage ratios in its industry at 8.8x  Strong liquidity position: Pro forma liquidity of ~$120 million(3)  Significant underlying collateral value: High replacement cost asset base further enhances credit profile Average: 1.9x 7.7x 6.9x 6.2x 6.1x 5.1x 2.7x 7.3x 6.4x 5.9x 3.9x 4.2x 1.7x Boyd Isle of Capri Pinnacle Affinity MTR Tropicana Total Debt / EBITDA Net Debt / EBITDA 3  Industry leading credit metrics(1)(2)

13 Trop Greenville Belle of Baton Rouge Tropicana Evansville Tropicana Laughlin MontBleu 4 Adj. EBITDA Margins From 2011 – LTM Q3 2013 Tropicana Atlantic City(1) (1) Includes AC property tax credits of ~$8 million. Properties that have improved margins since 2011 2011 2012 LTM Q3 13 26.9% 5.3% 23.7% 19.6% 21.9% 9.7% 27.6% 6.0% 25.0% 29.6% 23.7% 7.8% 29.1% 7.2% 25.9% 31.9% 10.4% 5.7% Consistent Margin Expansion Consistent operational enhancements have resulted in margin improvements at most of Tropicana’s properties  220 bps improvement  190 bps improvement  220 bps improvement  Decline was primarily due to the opening of Pinnacle’s L’Auberge property  Margin declines due to a slight decrease in high-margin gaming revenues, coupled with increased land rent expense  Actual EBITDA impact was only $1.6 million  1,230 bps improvement

5 Favorable Competitive Tax Status



8%
9%
12%
19%
20%
21%
22%
24%
40%
50%
55%
56%
61%
(1) 65%
72%
Nevada
New Jersey
Mississippi
Michigan
Colorado
Missouri
Louisiana
Iowa
Indiana
Illinois
Pennsylvania
Delaware
Maryland
New York
Rhode Island
Represents blended average gaming tax rate for Indiana
– Tropicana Evansville's gaming tax rate is 26%

Tropicana's casinos operate in states where it enjoys a favorable competitive tax status

Source: 2013 American Gaming Association State of the States Report.
Note: The tax rates above represent the highest rate at those states (except Maryland) that have graduated tax scales. Admission rate levied in some states have been excluded.
(1) Pro forma for the opening of the 6th casino; standard Maryland gaming tax rate is 67%, which steps down based on property type.

14

6 Proven & Experienced Management Team

TROPICANA ENTERTAINMENT

Tony Rodio
President & CEO
33 years

- **Lance Millage** – *Chief Financial Officer* – 22 years
- **Eric Fiocco** – *VP Corporate Marketing* – 30 years
- **William Murtha** – *SVP, General Counsel & Secretary* – 27 years
- **Joe Long** – *Chief Information Officer* – 30 years
- **Chuck Barry** – *VP Security & Surveillance* – 32 years
- **Tina Tartaglio** – *Corporate VP Human Resources* – 32 years

- **Ward Shaw** – *GM Tropicana Evansville* – 16 years
- **Rick Yuhas** – *GM Tropicana Laughlin* – 35 years
- **Chris Strobbe** – *GM Trop Greenville* – 18 years
- **Brian Stedeford** – *GM Tropicana Aruba* – 20 years
- **Steve Ditchkus** – *GM MontBleu* – 23 years
- **Patrick Browne** – *GM Belle of Baton Rouge* – 33 years
- **Steve Callendar** – *GM Tropicana Atlantic City* – 33 years

Gaming & Hospitality Industry Experience

- Management structure with appropriate incentives focused on operational outperformance
- Recruited experienced and successful GMs
- Continuing to work closely with IEP to identify immediate and long-term strategic and operational improvements
- Strong experience across a variety of disciplines, from leading gaming and hospitality companies:

Harrah's · HYATT · PINNACLE ENTERTAINMENT · Hard Rock Casino · Trump Entertainment Resorts, Inc. · kerzner · CAESARS ENTERTAINMENT · PENN NATIONAL GAMING, INC.

Experienced and proven management team with strong track record of financial and operational performance

15

Icahn Enterprises: Strong Sponsor Support 16 6  Icahn Enterprises L.P. is a publicly-traded diversified holding company (NYSE: IEP) with a ~$13 billion(1) market capitalization and a long-term investment horizon − Permanent capital provides ability to capitalize on market dislocations and remain steadfast through short- term price volatility  Experienced investment team and proven track record of successful investments − IEP is led by Carl Icahn and is managed by a well-seasoned management team of nearly 20 professionals with diverse backgrounds − Investment team possesses substantial strategic and financial expertise with great knowledge of capital markets, M&A and transaction processes − Icahn Capital Fund LP has generated an annualized return of 15% since inception(2) − History of successfully acquiring undervalued assets and improving and enhancing operations  Investment style includes active participation in the strategy and capital allocation for targeted companies, with limited involvement in day-to-day operations  IEP is well positioned to make investments so subsidiary companies can compete effectively  Significant investment returns in the gaming industry − American Casino & Entertainment properties (Stratosphere, Arizona Charlie’s Decatur, Arizona Charlie’s Boulder and Aquarius) acquired through a debt position and sold to financial buyer for $1.2bn in 2008 − 10+ year investment period generated 300+% ROI − In the $275mm sale of Sands Atlantic City in 2006, Icahn Enterprises LP realized a gain of $62mm  Icahn’s collaboration with Tropicana allows the Company to benefit from market insight, sourcing relationships with vendors, operational and management expertise (1) As of 11/5/13. (2) Fund inception in November 2004 with returns shown through 9/30/13.

Company Overview

St. Louis, MO 2007 494 2,002 68 $38.3(4)  None expected Laughlin, NV 1988 1,487 1,010 18 $14.9  None expected Atlantic City, NJ 1981 2,079 2,609 108 $17.2(3)  New Philadelphia gaming license expected to be awarded in Q1 2014  Recent voter approval in New York to legalize gambling  Legalization of online gaming Property Overview 18 Location Year opened Rooms / suites Slots Gaming tables New competitive threats (1) Trop Greenville was first opened in 1996; 2012 reflects the consolidation of the riverboat facility with the land-based casino property. (2) As of LTM 9/30/2013, except for Lumière. (3) Includes property tax credits of ~$8 million resulting from the reassessment of Tropicana AC’s property values. (4) Based on Lumière Place PF LTM 3/31/13 Adjusted EBITDA, as reconciled on Page 27. ($ in millions) Tropicana’s assets are highly diversified and located in well established gaming jurisdictions with limited expected new competitive threats Greenville, MS 1996 / 2012 (1) 40 596 $7.8 7  None expected Baton Rouge, LA 2001 288 792 17 $6.0  None expected Lake Tahoe, NV 1978 437 547 26 $2.6  None expected Aruba Noord, Aruba 2011 361 100 7 ($1.0)  None expected  None expected Evansville, IN 1995 339 904 30 $34.8 69 12# of properties in market 2 3 5 NA3 Adj. EBITDA(2)

Tropicana Evansville

Dominant Performer in a Protected Market

1 Key Highlights

Steady performance

- Stable revenue and EBITDA generation
  - EBITDA has trended upward despite flat revenue, driven by various cost rationalization programs implemented by management

Limited competition

- Protected market with limited licenses
  - Only full service casino within an 85-mile radius
  - Primary competitors include French Lick and Harrah's Metropolis
  - Ellis Park (Kentucky) opened up with minimal impact to Tropicana

Room tower renovated

- Recent renovation and rebranding of the Aztar hotel to Tropicana Evansville expected to result in improved ADR and RevPAR

Focus on regional market

- Continued focus and penetration into underserved demographics within southern Illinois, western Kentucky and Nashville

Key Property Statistics





Casino floor sq. footage	38,360
Slots	904
Tables	30
Number of rooms / suites	243 Tropicana Evansville 96 Le Merigot
F&B offerings	6 restaurants, 2 bars
Meeting space sq. footage	20,000
Entertainment	Hoosiers Lounge, Blush Ultralounge, Ri Ra Irish Pub

Financial Summary

($ in millions)

Revenue



$124
$123
$119
2011
2012
LTM Q3 13

% Growth

2011	2012	LTM Q3 13
NA	(1.2%)	(3.7%)

Property Adj. EBITDA



Stable performance
$33
$34
$35
2011
2012
LTM Q3 13

% Margin

2011	2012	LTM Q3 13
26.9%	27.6%	29.1%

19

Key Highlights 20 Strong market position  Controls approximately 14% of the total hotel rooms available in Laughlin − $3.5 million hotel room upgrade (completed in June 2013) is expected to increase ADR and RevPAR − Approximately 70% of rooms modestly renovated over the past 18 months Stable revenue and EBITDA  Focus on locals and regional markets results in stable and recurring customer volume Market rebound  Improvement in housing trends have led to an uplift in value- focused patrons from nearby metropolitan cities − Los Angeles is 285 miles west of Laughlin − Phoenix is 220 miles southeast of Laughlin Competition  No forseen new competitive threats 2 Key Property Statistics Financial Summary Casino floor sq. footage 53,000 Slots 1,010 Tables 18 Number of rooms / suites 1,487 F&B offerings 7 restaurants, 3 bars Meeting space sq. footage 11,250 Entertainment Pavilion Theater Caboose Lounge Eclipse Bar Grand Junction $58 $58 $57 2011 2012 LTM Q3 13 $14 $15 $15 2011 2012 LTM Q3 13 ($ in millions) 23.7% 25.0% 25.9% % Margin 0.2% (0.8%) % Growth Revenue Property Adj. EBITDA N/A Tropicana Laughlin Continued Stable Performance Stable performance

Tropicana Atlantic City

Tax Relief Alleviates Pressured Market & Online Gaming is Pending

TROPICANA ENTERTAINMENT

3 Key Highlights

Revenue and EBITDA upside

- Online gaming: Partnered with GameSys to launch iGaming platform, which is expected to help stabilize revenue and EBITDA over time
- Utilization of unused square footage to drive non-gaming revenue is expected to generate financial upside
- Leverage Tropicana AC CRDA credits ($20 million available in 2014) to fund qualified property improvements

Tax credits

- Tropicana AC recently received a property tax credit due to a lower reassessed value of its property
  - Cumulative reduction of $49.5 million in property taxes through 2017E, via tax credits or refunds

Strong market share

- Tropicana has an approximate 9-10% share of the AC market

Competition

- No immediate competitive threats
- New Philadelphia gaming license is expected to be awarded in Q1 2014
- Recent voter approval to legalize gaming in New York State and to build up to 7 new land-based casinos in Upstate New York
  - Creates a 7-year moratorium prohibiting the addition of any gaming facilities in New York City area

Key Property Statistics





Casino floor sq. footage	124,000
Slots	2,609
Tables	108
Number of rooms / suites	2,079
F&B offerings	19 restaurants / clubs
Meeting space sq. footage	99,000
Entertainment	Tropicana Showroom Grand Exhibition Center IMAX Theatre Chickie and Petes The Quarter

Financial Summary

($ in millions)

Revenue



Primarily due to impact from Superstorm Sandy and poor table hold
$279
$264
$238
2011
2012
LTM Q3 13
% Growth
NA
(5.4%)
(16.5%)

Property Adj. EBITDA



$15
$16
$17 (1)
2011
2012
LTM Q3 13
% Margin
5.3%
6.0%
7.2%

(1) Includes property tax credits of ~$8 million resulting from the reassessment of Tropicana AC's property values.

21

Key Highlights 22 Steady performance  Stable revenue and EBITDA generation − EBITDA has trended upward despite flat revenue, driven by various cost rationalization programs implemented by management Recent and ongoing improvements  Trop’s $6.8 million expansion initiatives resulted in a consolidated riverboat and land-based casino property  2014 capex plan includes a newly expanded state-of-the-art gaming facility with increased table game positions, an underground parking facility, expanded gaming and restaurant sq. footage, new marketing initiatives and the elimination of vessel operations 4 Key Property Statistics Casino floor sq. footage 21,300 Slots 596 Tables 7 Number of rooms / suites 40 F&B offerings 1 restaurant Meeting space sq. footage 500 $24 $26 $25 2011 2012 LTM Q3 13 $5 $8 $8 2011 2012 LTM Q3 13 ($ in millions) 19.6% 29.6% 31.9% % Margin NA 10.4% (4.0%) % Growth Revenue Property Adj. EBITDA Trop Greenville Improved Performance Following Consolidation of Assets Consolidation of Jubilee Casino and Lighthouse Point Financial Summary

Casino floor sq. footage 28,500 Slots 792 Tables 17 Number of rooms / suites 288 F&B offerings 3 restaurants, 1 bar 1 bar Meeting space sq. footage 80,000 Shows / theaters The Atrium 23 Downtown location  Only casino in the downtown area with hotel rooms  Leverage proximity to convention center and large atrium space to increase non-gaming revenues  Easiest and closest driving access for ~70% of local Baton Rouge customer population Key strategies  Leverage recent $6 million boat renovations and walkway enclosure to sustain market share  Focus on bringing third party tenants and events into the Atrium  Reduce cost structure in response to Pinnacle casino opening  Increase marketing spend on local, high value customers in areas considered a risk to Pinnacle Stabilized performance  Market share has stabilized since Pinnacle casino opening  Belle increased market share relative to downtown competitor Key Highlights5 Key Property Statistics Financial Summary Revenue $68 $71 $57 2011 2012 LTM Q3 13 $15 $17 $6 2011 2012 LTM Q3 13 Property Adj. EBITDA ($ in millions) 21.9% 23.7% 10.4% % Margin NA 4.4% (20.7%) % Growth Belle of Baton Rouge Building Share in a Competitive Market Pinnacle Entertainment opens L’Auberge Casino Resort in September 2012 Belle of Baton Rouge market share has stabilized Primarily due to impact from Pinnacle property – 10% 20% 30% 40% 50% Jan-12 May-12 Sep-12 Jan-13 May-13 Sep-13

Key Highlights Casino floor sq. footage 45,000 Slots 547 Tables 26 Number of rooms / suites 437 F&B offerings 5 restaurants, 4 bars Meeting space sq. footage 16,000 Entertainment Montbleu Theatre Outdoor event center Blu, Opal 24 Steady performance  Stable revenue and EBITDA in a small but mature market Key strategy  Renovation of rooms is expected to increase ADR and attract a younger demographic  Replacing high-priced entertainment with more cost-effective, four wall options is expected to increase non-gaming revenues Upside opportunity  Property improvements expected to drive increased volumes  Significant upside to cash ADR versus competitors  Capture fair share of gaming market Limited competition  No immediate competitive threats ($ in millions) 6 Key Property Statistics Financial Summary $42 $43 $44 2011 2012 LTM Q3 13 $4 $3 $3 2011 2012 LTM Q3 13 9.7% 7.8% 5.7% % Margin NA 2.0% 3.8% % Growth Revenue Property Adj. EBITDA MontBleu Steady Performer in a Small Mature Market

Key Highlights Casino floor sq. footage 3,400 Slots 100 Tables 7 Number of rooms / suites 361 F&B offerings 2 restaurants Meeting space sq. footage 80,000 Entertainment Spa 25 Prime location  Resort property located in Aruba near Eagle Beach—Ranked one of the Top 10 Beaches in the world(1) − 13.8 acres of prime real estate − Two pools, swim up bar & grill, fitness center and beach tennis courts Temporary casino operating  Opened in December 2011 with 100 slot machines, seven table games −Management expects positive EBITDA by 2015E Favorable regulatory environment  Low tax rates at 6.25% of slot win and 4% of table drop Risk free strategic alternatives  Timeshares are being considered as a viable component of the Aruba development  Moratorium on new timeshares in Aruba; all existing timeshares are sold out − Tropicana has the last remaining timeshares and plans to convert/sell in small batches to test the market ($ in millions) 7 Key Property Statistics Financial Summary $5 $8 $9 2011 2012 LTM Q3 13 ($2) ($1) ($1) 2011 2012 LTM Q3 13 (48.2%) (10.7%) (10.1%) % Margin N/A 68.1% 11.4% % Growth Revenue Property Adj. EBITDA Tropicana Aruba Assessing Development Options to Unlock Value (1) TripAdvisor’s Travelers’ Choice 2012.

Lumière Place Acquisition

Lumière Place

A Market Leading Gaming Property in St. Louis

TROPICANA ENTERTAINMENT

8 Acquisition Rationale

High quality asset

- Built in December 2007
- Downtown location with improved property access
- Over $600 million in invested capital to develop the property; limited near term capex requirements

Attractive gaming market

- Limited license jurisdiction
- Moderate tax rate
- No immediate competitive threats foreseen

Significant revenue and EBITDA upside

- Property management to be solely focused on Lumière
- Increased utilization of Four Seasons to VIP and core customers
- Elimination of corporate overhead and allocations to result in property cost savings
- Focus on leveraging large downtown St. Louis room base

Key Property Statistics





Casino floor sq. footage	75,000
Slots	2,002
Tables	68 (55 tables / 13 poker)
Number of rooms / suites	494
F&B offerings	3 restaurants, 2 bars
Meeting space sq. footage	8,000
Shows / theaters	Lumière Theatre
Parking spaces	2,000
Other	Ballroom, fashion boutiques, fitness center, spa; close proximity to sports venues and convention centers

Financial Summary

($ in millions)

LTM 3/31/13 Financials



$191(1)
$38(2)
Net revenue
PF Adj. EBITDA

% Margin

20.1%

Property PF Adj. EBITDA

	Amount
LTM 3/31/13 EBITDA(1)	$34.3
Plus: Tropicana corp. overhead reductions	5.2
Less: Tropicana corporate staff additions	(1.2)
PF LTM 3/31/13 Adj. EBITDA(2)	$38.3

(1) Based on LTM 3/31/13 Lumière Place results as disclosed in Pinnacle Entertainment's Lender Presentation dated 7/16/13.
(2) Based on estimated corporate overhead allocation reductions projected by Tropicana, in good faith.

27

Lumière Place

A Luxurious Las Vegas-Style Destination Resort in St. Louis








CASINO

Lumière Place – Property Highlights

Over 2,000 slot machines, 56 table games and a dedicated 13 table poker room	Located in historic downtown St. Louis and overlooks the Mississippi River
75,000 sq ft. casino floor, two hotels, retail shops, theater and 3 full service restaurants	8,000 sq ft. of ballroom space (capacity for up to 500 guests)
HoteLumière: A 294-room luxury hotel with king and queen suites	Four Seasons: A 200 room high-end luxury hotel
Close proximity to central business and entertainment areas of Downtown St. Louis	Only hotel in Missouri to receive the AAA Five Diamond award

With over $600 million of invested capital, Lumière is a luxurious Las Vegas-style destination resort with superior amenities and gaming facilities

28

Lumière Place

Superior Downtown Location & Improved Accessibility

Superior Downtown Location

- **Proximity to Business and Entertainment districts provides significant foot traffic from nearby venues**
  - Located near the Gateway Arch
    - Among the most-visited monuments in the National Park system, with 2.5 million guests in 2012[1]
  - Busch Stadium (home of the St. Louis Cardinals)
  - Edward Jones Dome (66,000 seats)
  - America's Center convention complex
  - The city is in the process of completing a downtown revitalization project



Edward Jones Dome
LUMIÈRE PLACE
Convention Center Metrolink
Arch Lacledes Metrolink
8th and Pine Metrolink
Mansion House Apartments
DOWNTOWN
Old Courthouse
Old Cathedral Museum
The Gateway Arch
Busch Stadium
Millennium Hotel St Louis
Gateway Arch Riverboat
Edward Jones Dome
America's Center
The Gateway Arch
Busch Stadium

Improved Accessibility

- **New construction projects will greatly improve accessibility for local and regional patrons**
  - New Mississippi Bridge will be opened in Q1 2014
    - Located 10 blocks from Lumière
    - First bridge connecting downtown St. Louis and southwestern Illinois in more than 40 years
- The "Lumière Link" connects Lumière to the Edward Jones Dome and America's Center convention complex
  - $8 million, 400-foot tunnel under I-70
- Accessible via four Interstate highways (I-44, I-55, I-64, and I-70) and Metrolink, the region's light rail system



LUMIÈRE PLACE
New Mississippi bridge

(1) United State National Park Service; www.nps.gov.

29

Historical Financial Performance

31 Source: Management. (1) Pro forma for Lumière acquisition and discontinued operations of River Palms. (2) Based on LTM 3/31/13 Lumière Place results as disclosed in Pinnacle Entertainment’s Lender Presentation dated 7/16/13. (3) Includes Tropicana LTM 9/30/13 Adjusted EBITDA, as illustrated in the Appendix and Lumière Place PF LTM 3/31/13 Adjusted EBITDA, as reconciled on Page 27. Summary Historical Financials Stable and Consistent Revenue and EBITDA $71 $83 $74 $38 $38 $38 $110 $121 $113 2011 2012 LTM 9/30/13 Tropicana Lumière $600 $593 $549 $191 $191 $191 $791 $784 $740 2011 2012 LTM 9/30/13 Tropicana Lumière PF Net Revenue(1)(2) PF Adj. EBITDA(1)(3) ($ in millions) ($ in millions)  FY 2012 and LTM 9/30/13 were partially impacted by Superstorm Sandy and lower than normal table hold percentages in Atlantic City during Q4 2012 and Q3 2013  Baton Rouge experienced declines primarily due to increased competition from L’Auberge opening in September 2012

Detailed Historical Performance

TROPICANA ENTERTAINMENT

Historical Financials

($ in millions)

	FYE December 31, 2011	FYE December 31, 2012	9ME 9/30/12	9ME 9/30/13	LTM 9/30/13
Net revenue					
Tropicana Evansville	$124.0	$122.5	$94.4	$91.2	$119.3
Tropicana Atlantic City	279.1	264.0	218.2	192.5	238.3
Tropicana Laughlin	57.9	58.1	44.8	44.1	57.4
Trop Greenville	23.7	26.3	20.2	19.0	25.1
Belle of Baton Rouge	68.2	71.1	57.4	43.2	56.9
MontBleu	42.1	43.0	33.3	34.4	44.1
Tropicana Aruba	5.0	8.4	6.3	6.5	8.6
Net revenue	**$600.0**	**$593.4**	**$474.6**	**$430.9**	**$549.7**
Plus: Lumière Place[1]					190.7
Total PF net revenue[1][2]					**$740.4**
Adj. EBITDA					
Tropicana Evansville	$33.4	$33.8	$26.3	$27.3	$34.8
Tropicana Atlantic City[3]	14.7	15.9	23.0	24.3	17.2
Tropicana Laughlin	13.8	14.5	11.6	12.0	14.9
Trop Greenville	4.6	7.7	6.0	6.1	7.8
Belle of Baton Rouge	14.9	16.9	15.3	4.4	6.0
MontBleu	4.1	3.4	3.4	2.6	2.6
Tropicana Aruba	(2.4)	(1.0)	(0.4)	(0.4)	(1.0)
Property-level Adj. EBITDA	**$83.1**	**$91.2**	**$85.2**	**$76.3**	**$82.3**
Less: Corporate expenses	(11.9)	(8.5)	(9.4)	(8.9)	(8.0)
Total Adj. EBITDA[4]	**$71.2**	**$82.7**	**$75.8**	**$67.4**	**$74.3**
% margin	*11.9%*	*13.9%*	*16.0%*	*15.6%*	*13.5%*
Plus: Lumière Place[5]					38.3
Total PF Adj. EBITDA[2]					**$112.5**
% margin					*20.5%*

- Decline primarily due to Superstorm Sandy impact on Atlantic City and delayed recovery
- Atlantic City market has declined due to various factors, including competition resulting from legalization of gaming in other neighboring jurisdictions

- Primarily due to Superstorm Sandy and poor table hold

- Grand opening of the newly expanded Trop Greenville in May 2012

- Stable PF EBITDA margins, despite volatility in Atlantic City

(1) Based on LTM 3/31/13 Lumière Place results as disclosed in Pinnacle Entertainment's Lender Presentation dated 7/16/13.
(2) Pro forma for Lumière acquisition and discontinued operations of River Palms.
(3) For the LTM and 9ME period ended 9/30/13, includes property tax credits of approximately $8 million resulting from the reassessment of Tropicana AC's property values.
(4) Adjusted EBITDA excludes discontinued operations of River Palms and includes corporate expenses and other adjustments, as illustrated in the Appendix.
(5) Based on Lumière Place PF LTM 3/31/13 Adjusted EBITDA, as reconciled on Page 27.

32

Syndication Overview

34 Summary of Proposed Terms Facilities: $15 million First Lien Revolving Credit Facility (the “Revolver”) $300 million First Lien Term Loan (the “Term Loan”) Tenor: Revolver: 5 years Term Loan: 7 years Interest rate: Revolver: L + 200 bps below 2.5x pro forma net leverage(1); L + 225 below 3.0x pro forma net leverage; L + 250 at or above 3.0x pro forma net leverage Term Loan: L + 325 bps Issue price: 99.5 Commitment fee (undrawn fee): 37.5 bps per annum, to be paid on the unused portion of the Revolver LIBOR floor: Revolver: None Term Loan: 1.00% Term loan amortization: 1% per annum Call protection: 101 repricing protection for 6 months Affirmative covenants: Customary for facilities of this type Negative covenants: Similar to existing credit agreement with levels and definitions to be agreed upon Financial covenants: Revolver: Springing covenant Term Loan: None Incremental: Unlimited subject to 3.25x pro forma net senior secured leverage test; 50bps MFN with an 18 month sunset Debt incurrence: Allowance for unsecured or subordinated indebtedness up to a 5.0x pro forma total net leverage (1) test Allowance for pari passu or junior secured indebtedness up to 3.25x pro forma net senior secured leverage(1) test (1) “Net” leverage test is unlimited credit for unrestricted cash for pricing. For all other purposes, credit is for up to $50 million of unrestricted cash. Note: The proposed terms reflected above are only an indicative summary of the initial proposed terms the Company currently expects to seek. Final terms, if any, are subject to the negotiation and execution of definitive documentation.

Q&A

Appendix Market Overview

37 Market Highlights Population Density and Competition Stable and protected market  Gaming revenue in the Evansville market was $120 million for FY2012, up 2.2% from the prior year Strong regional focus  Evansville is the third largest city in the state of Indiana with a population of 120,235 as of 2012 − Draws customers from local southern Indiana, southeastern Illinois, southwestern Kentucky and central Tennessee − Over 60% of revenue is generated from customers within a 50- mile radius Source: Indiana Gaming Commission, U.S. Census Bureau. Gaming Revenue ($ in millions) $110 $115 $114 $117 $120 $119 (10.6%) 4.5% (0.9%) 2.6% 2.2% 2008 2009 2010 2011 2012 LTM 9/30/13 Revenue % growth Tropicana Evansville Market Overview – Evansville, Indiana

Tropicana Laughlin

Market Overview – Laughlin, Nevada

Market Highlights

Stable market

- The Laughlin gaming market generated $457 million in 2012 revenue, slightly down from the previous year
  - The growth of the hotel room inventory in Las Vegas (97 miles north of Laughlin) has contributed to the decline of gaming revenues

Rebound in Las Vegas

- As Las Vegas performance improves, Laughlin should return as a value alternative for price conscious customers

Favorable regulatory environment

- Strong support of the gaming sector within Nevada provides for the lowest gaming tax rate in the U.S.

Gaming Revenue

($ in millions)



Stable market dynamics
$528
$480
$476
$465
$457
$456
(16.3%)
(9.1%)
(0.8%)
(2.5%)
(1.6%)
2008
2009
2010
2011
2012
LTM 9/30/13
Revenue
% growth

Source: Nevada Gaming Commission.

Area Map and Competition



163
95
2 miles
NV
AZ
Riverside Resort
Aquarius Casino
Edgewater
Colorado Belle
Pioneer
Golden Nugget
River Palms
Harrah's
Laughlin/Bullhead Int'l Airport
Bullhead City
95

Note: River Palms is discontinued operations.

38

Tropicana Atlantic City

Market Overview – Atlantic City, New Jersey

Market Highlights

Second largest gaming market in the US

- Over $3 billion of gaming revenue generated in 2012, second only to the Las Vegas Strip
- Much of the decline in 2012 revenues can be attributed to Superstorm Sandy, which struck in late October
- Only destination market on the East Coast with a wide array of offerings and amenities

Favorable regulatory environment

- State passed an online gaming bill in Feb 2013
- New Jersey online gambling estimated to generate revenue of $250 million to $1 billion within the first year
- Second lowest gaming tax rate next to Nevada
- Governor's legislative change in 2011 allowed casinos to use CRDA credits towards qualified property improvements

Gaming Revenue

($ in millions)



$4,500
$3,911
$3,564
$3,316
$3,051
$2,810
(8.6%)
(13.1%)
(8.9%)
(7.0%)
(8.0%)
2008
2009
2010
2011
2012
LTM 9/30/13
Revenue
% growth

Area Map and Competition



Harrah's Resort Atlantic City Hotel & Casino
Borgata / Water Club
Golden Nugget
United States Highway 30
2 miles
Atlantic City Expy
Revel
Showboat Atlantic City Hotel & Casino
Trump Taj Mahal Casino Resort
Resorts Casino Hotel
Caesars Atlantic City Hotel & Casino
Bally's Atlantic City
TROPICANA
Trump Plaza Hotel and Casino
ACH Casino Resort

Source: New Jersey Casino Control Commission, Fantini research, Reuters, S&P Capital IQ.

39

40 Market Highlights Population Density and Competition Stable market  The River Counties region produced gaming revenues of over $1.1 billion in 2012, 1.2% higher than the previous year Large addressable population  Greenville has a population of 60,709 − Customers primarily come from a 30-mile radius around Greenville, with additional customers from Little Rock, AR metropolitan and surrounding areas Favorable regulatory environment  Third lowest gaming tax rate behind Nevada and New Jersey Limited competition  Only one other gaming competitor in the Greenville market (Harlow’s Casino) − Closest competition is Vicksburg, Mississippi (90 miles away) and Tunica, Mississippi (115 miles away) Source: Mississippi Gaming Commission, U.S. Census Bureau. Gaming Revenue – MS River Counties ($ in millions) Trop Greenville Market Overview – Greenville Mississippi $1,463 $1,350 $1,282 $1,142 $1,156 $1,096 (7.9%) (7.7%) (5.0%) (10.9%) 1.2% 2008 2009 2010 2011 2012 LTM 9/30/13 Revenue % growth

41 Market Highlights Population Density and Competition Source: Louisiana Gaming Control Board; Fantini Research. Stabilizing market  Baton Rouge produced gaming revenues of over $196 million in 2012, up 2.2% over the previous year Large addressable population  Baton Rouge metropolitan area has a population of over 800,000 people − Baton Rouge has experienced significant population growth over the past several years after Hurricane Katrina struck the nearby New Orleans region in 2005 Focus on locals  90% of all gaming revenue comes from customers within a 50- mile radius of the city $230 $218 $191 $192 $196 $286.5 (5.3%) (5.2%) (12.4%) 0.5% 2.2% 2008 2009 2010 2011 2012 LTM 9/30/13 Revenue % growth Gaming Revenue ($ in millions) Belle of Baton Rouge Market Overview – Baton Rouge, Louisiana Uplift primarily due to the opening of Pinnacle’s L’Auberge property

42 Market Highlights Population Density and Competition Stable gaming market  Gaming revenue in South Lake Tahoe for 2012 was $212 million, up 2.6% from the previous year Captive / loyal customer base  Typically from Northern CA / San Francisco Bay Area (200 miles west) and Sacramento (115 miles west)  Market experienced nominal growth from 2000 to 2007 while gaming expanded in northern California from new Indian competitors − Endured declines in 2008 / 2009 due to housing decline − Overall market has since stabilized Low tax rate  Nevada has the lowest gaming tax rate in the United States Source: Nevada Gaming Commission. $304 $226 $212 $206 $212 $213 (7.0%) (25.7%) (6.2%) (2.8%) 2.6% 2008 2009 2010 2011 2012 LTM 9/30/13 Revenue % growth Gaming Revenue – South Lake Tahoe ($ in millions) MontBleu Market Overview – Lake Tahoe, Nevada

43 Market Highlights Population Density and Competition Source: Missouri Gaming Commission, U.S. Census Bureau. (1) American Gaming Association’s 2013 State of the States report. Stable market  Gaming revenue in the St. Louis market was $1.05 billion for FY2012, growth was flat from the prior year(1) Limited competition  Favorable competitive dynamics for current operators as the number of gaming licenses in the state is limited to 13, all of which have been awarded and are currently open Favorable demographics  Attractive local demographics  Population of 2.9 million in the St. Louis metropolitan area with an average household income of $52,243 $873 $969 $1,023 $1,057 $1,055 $1,012 9.5% 11.0% 5.7% 3.3% (0.2%) 2008 2009 2010 2011 2012 LTM 9/30/13 Revenue % growth Gaming Revenue Lumière Place Market Overview – St. Louis, Missouri

Appendix Non-GAAP Reconciliation

Non-GAAP Reconciliation

TROPICANA ENTERTAINMENT

LTM 9/30/13[1]

($ in millions)

	Tropicana AC	Tropicana Evansville	Tropicana Laughlin	MontBleu	Belle of Baton Rouge	Trop Greenville[2]	Tropicana Aruba	Corporate	Total
Net revenues	$238.3	$119.3	$57.4	$44.1	$56.9	$25.1	$8.6	—	$549.7
Operating income	$5.3	$27.3	$11.3	$0.3	$1.2	$5.7	($2.1)	($8.4)	$40.6
Plus: Depreciation & amortization	11.6	7.5	3.6	2.3	5.0	2.0	1.1	0.4	33.5
Plus: Impairments, other write-downs and recoveries	0.3	—	—	—	(0.2)	0.1	—	—	0.2
Adjusted EBITDA	**$17.2**	**$34.8**	**$14.9**	**$2.6**	**$6.0**	**$7.8**	**($1.0)**	**($8.0)**	**$74.3**

Fiscal Year 2012[1]

($ in millions)

	Tropicana AC	Tropicana Evansville	Tropicana Laughlin	MontBleu	Belle of Baton Rouge	Trop Greenville[2]	Tropicana Aruba	Corporate	Total
Net revenues	$264.0	$122.5	$58.1	$43.0	$71.1	$26.3	$8.4	—	$593.4
Operating income	$2.1	$27.0	$11.3	$1.4	$12.3	$10.0	($2.0)	($9.1)	$53.0
Plus: Depreciation & amortization	11.9	6.8	3.2	2.0	4.5	2.1	1.0	0.6	32.1
Plus: Impairments, other write-downs and recoveries	1.9	—	—	—	0.1	(4.4)	—	—	(2.4)
Adjusted EBITDA	**$15.9**	**$33.8**	**$14.5**	**$3.4**	**$16.9**	**$7.7**	**($1.0)**	**($8.5)**	**$82.7**

Fiscal Year 2011[1]

($ in millions)

	Tropicana AC	Tropicana Evansville	Tropicana Laughlin	MontBleu	Belle of Baton Rouge	Trop Greenville[2]	Tropicana Aruba	Corporate	Total
Net revenue	$279.1	$124.0	$57.9	$42.1	$68.2	$23.7	$5.0	—	$600.0
Operating income	$2.3	$26.3	$10.4	$2.6	$10.8	$2.6	($2.8)	($12.8)	$39.4
Plus: Depreciation & amortization	12.5	7.1	3.4	1.5	4.1	2.0	0.4	0.6	31.6
Plus: Impairments, other write-downs and recoveries	(0.1)	—	—	—	—	—	—	0.3	0.2
Adjusted EBITDA	**$14.7**	**$33.4**	**$13.8**	**$4.1**	**$14.9**	**$4.6**	**($2.4)**	**($11.9)**	**$71.2**

(1) River Palms Hotel and Casino is classified as discontinued operations and excluded for all periods presented above.
(2) In April 2012, Bayou Caddy's Jubilee Casino ("Jubilee") riverboat facility was closed and its operations were consolidated into Trop Greenville.

45

Non-GAAP Reconciliation

TROPICANA ENTERTAINMENT

Nine Months Ended 9/30/13[1]

($ in millions)

	Tropicana AC	Tropicana Evansville	Tropicana Laughlin	MontBleu	Belle of Baton Rouge	Trop Greenville[2]	Tropicana Aruba	Corporate	Total
Net revenues	$192.5	$91.2	$44.1	$34.4	$43.2	$19.0	$6.5	—	$430.9
Operating income	$15.3	$21.6	$9.2	$0.9	$0.8	$4.2	($1.3)	($9.2)	$41.5
Plus: Depreciation & amortization	8.8	5.7	2.8	1.7	3.8	1.4	0.9	0.3	25.4
Plus: Impairments, other write-downs and recoveries	0.2	—	—	—	(0.2)	0.5	—	—	0.5
Adjusted EBITDA	**$24.3**	**$27.3**	**$12.0**	**$2.6**	**$4.4**	**$6.1**	**($0.4)**	**($8.9)**	**$67.4**

Nine Months Ended 9/30/12[1]

($ in millions)

	Tropicana AC	Tropicana Evansville	Tropicana Laughlin	MontBleu	Belle of Baton Rouge	Trop Greenville[2]	Tropicana Aruba	Corporate	Total
Net revenues	$218.2	$94.4	$44.8	$33.3	$57.4	$20.2	$6.3	—	$474.6
Operating income	$12.1	$21.3	$9.2	$2.0	$11.9	$8.5	($1.2)	($9.9)	$53.9
Plus: Depreciation & amortization	9.1	5.0	2.4	1.4	3.3	1.5	0.8	0.5	24.0
Plus: Impairments, other write-downs and recoveries	1.8	—	—	—	0.1	(4.0)	—	—	(2.1)
Adjusted EBITDA	**$23.0**	**$26.3**	**$11.6**	**$3.4**	**$15.3**	**$6.0**	**($0.4)**	**($9.4)**	**$75.8**

(1) River Palms Hotel and Casino is classified as discontinued operations and excluded for all periods presented above.
(2) In April 2012, Bayou Caddy's Jubilee Casino ("Jubilee") riverboat facility was closed and its operations were consolidated into Trop Greenville.

46

47 Disclaimer  Non-GAAP Financial Measures − Adjusted EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (GAAP). Accordingly, when analyzing the Company’s operating performance, Adjusted EBITDA should not be considered in isolation, and should not be construed as an alternative of operating income, as an indicator of the Company's operating performance, or as any other measure of performance determined in accordance with GAAP. See the above supplemental information tables for a reconciliation of Operating Income to Adjusted EBITDA − The Company defines Adjusted EBITDA as earnings before interest income and expense, income taxes, depreciation and amortization, asset impairment charges, write-downs, gain (loss) on sale of certain assets, insurance recoveries, and excluding losses from discontinued operations. Not all of the aforementioned benefits and costs occur in each reporting period, but have been included in the definition based on historical activity − The Company uses Adjusted EBITDA as the primary measure of the total Company's and the individual operating properties' performance. Adjusted EBITDA is presented because management believes that it is a widely used measure of operating performance in the gaming industry. The presentation of Adjusted EBITDA has economic substance because it is used by management as a performance measure to analyze the performance of its business. Management believes some investors consider Adjusted EBITDA to be a useful measure in determining a company's ability to service or incur indebtedness and for estimating a company's underlying cash flows from operations before capital costs, taxes and capital expenditures. Adjusted EBITDA also approximates the measures used in the debt covenants within the Company's debt agreements − EBITDA measures, such as Adjusted EBITDA, may not be calculated in the same manner by all companies and may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. Accordingly, Adjusted EBITDA may not be an appropriate measure of comparing performance among different companies. For example, Adjusted EBITDA amounts included in this presentation with respect to Lumière are based on Lumière’s net revenues and Adjusted EBITDA as disclosed in Pinnacle Entertainment, Inc.’s (“Pinnacle”) Lender Presentation dated July 16, 2013, as filed with the Securities and Exchange Commission on July 16, 2013, and were calculated by Pinnacle in a manner different than the manner in which we calculate Adjusted EBITDA